UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                     1-2257                               13-1394750

(State or other jurisdiction                 (Commission                      (IRS Employer

of incorporation)                              File Number)                     Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                       10022

         (Address of principal executive offices)                                                  (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 14, 2020, the Company accepted the resignation of Alberto Shaio, the Company’s President and Chief Executive Officer.

In connection with Mr. Shaio’s departure, the Company appointed Nicholas Fazio to be the Company’s Interim Chief Executive Officer.  Mr. Fazio, 40, was appointed a director of the Company on November 19, 2018.  Mr. Fazio has been Director and Chief Executive Officer of Unilumin North America Inc. since 2017.

There are no transactions between Mr. Fazio and the Company that are required to be reported under Item 404 of Regulation S-K.  As described above, Mr. Fazio is an officer and director of Unilumin North America Inc., the majority stockholder of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press release of Trans-Lux Corporation dated April 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number          Description

Exhibit 99.1                Press release of Trans-Lux Corporation dated April 16, 2020.

4